Report of Independent Registered
Public Accounting Firm

To the Board of Managers and
Members of Partners Group Private
Equity (Institutional), LLC:


In planning and performing our audit
of the financial statements of
Partners Group Private Equity
(Institutional), LLC (the Fund) as
of and for the year ended
March 31, 2015, in accordance with
the standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion on
the effectiveness of the Funds
internal control over financial
reporting.  Accordingly, we do not
express an opinion on the
effectiveness of the Funds internal
control over financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls.
A Funds internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles.  A Funds internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the Fund
(2) provide reasonable assurance that
transactions are recorded as necessary
to permit preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts and
expenditures of the Fund are being
made only in accordance with
authorizations of management and
managers of the Fund and (3)  provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a Funds assets that
could have a material effect on the
financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.  Also, projections of
any evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned functions,
to prevent or detect misstatements on
a timely basis.  A material weakness
is a deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility that
a material misstatement of the Funds
annual or interim financial statements
will not be prevented or detected on a
timely basis.

Our consideration of the Funds internal
control over financial reporting was
for the limited purpose described in
the first paragraph and would not
necessarily disclose all deficiencies
in internal control over financial
reporting that might be material
weaknesses under standards established
by the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies in
the Funds internal control over
financial reporting and its operation,
including controls over safeguarding
securities, that we consider to be
material weaknesses as defined above
as of March 31, 2015.

This report is intended solely for the
information and use of management and
the Board of Managers of Partners
Group Private Equity (Institutional),
LLC and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone other
than these specified parties.



PricewaterhouseCoopers LLP
June 1, 2015